UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2016 (November 23, 2016)

ARCH COAL, INC.

________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-13105	43-0921172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One City Place Drive, Suite 300, St. Louis, Missouri

(Address of principal executive offices)

Registrant’s telephone number, including area code: (314) 994-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 23, 2016, each of the named executive officers of Arch Coal, Inc. (the “Company”) received two awards of restricted stock units (“RSUs”) that relate to an equal number of shares of the Company’s Class A Common Stock (“Shares”), pursuant to the Company’s 2016 Omnibus Incentive Plan (the “Plan”), as follows:

Named Executive Officer	Time-Based RSUs	Performance-Based RSUs
John W. Eaves	57,000	85,500
Paul A. Lang	30,000	45,000
John T. Drexler	18,000	27,000
Kenneth D. Cochran	10,500	15,750
Robert G. Jones	10,500	15,750

The time-based RSU award comprises 40% of the aggregate number of Shares covered by the two awards. The award vests one-third on each of the first three anniversaries of the grant date. Any RSUs that vest are delivered in Shares on the third anniversary of the grant date.

The performance-based RSU award comprises 60% of the aggregate number of Shares covered by the two awards. The award vests on the third anniversary of the grant date based on the volume weighted average price (“VWAP”) of a Share during any 90-day trading period during the three-year performance period, as follows:

Share VWAP	Vesting Percentage
Below $65	0%
$65	25%
$85	50%
$105	75%
$125 or higher	100%

If the VWAP of a Share is between any of these two prices, the percentage of the award that vests is subject to straight-line interpolation between the percentages corresponding to the two prices.

The RSU awards accelerate on specified terminations of employment or a “Change in Control” (as defined in the Plan), subject to attainment of the Share price performance goal in the case of the performance-based award, on the terms set forth in the award agreements.

Fifty percent of the Shares delivered on vesting of the RSU awards (net of the number of Shares with a value equal to the tax withholding obligation) may not be transferred by the named executive officer until he has satisfied the Company’s stock ownership guidelines applicable to him. This transfer restriction lapses on termination of employment or a Change in Control.

The above description of the RSU awards does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Restricted Stock Unit Contract (Time-Based Vesting) and Form of Restricted Stock Unit Contract (Performance-Based Vesting) filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1 Form of Restricted Stock Unit Contract (Time-Based Vesting)

Exhibit 10.2 Form of Restricted Stock Unit Contract (Performance-Based Vesting)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2016

ARCH COAL, INC.

By:	/s/ Robert G. Jones
Name: Robert G. Jones Title: Senior Vice President — Law, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Form of Restricted Stock Unit Contract (Time-Based Vesting)

Exhibit 10.2	Form of Restricted Stock Unit Contract (Performance-Based Vesting)